UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
 ____________________________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2011

GBS ENTERPRISES INCORPORATED
 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

302 North Brooke Drive
 Canton, GA 30014
 (Address of Principal Executive Offices)
 (Zip Code)

(404) 474-7256
 (Registrant's Telephone Number, including area code)

N/A
 (Former name or former address, if changed since last report)

Copies to:
 Philip Magri, Esq.
The Sourlis Law Firm
130 Maple Avenue, Suite 9B2
 Red Bank, New Jersey 07701
 Direct Dial: (646) 373-7430
T: (732) 530-9007
 F: (732) 530-9008
philmagri@sourlislaw.com
 www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure.

On June 9, 2011, the Registrant issued the Press Release filed as Exhibit 99.1 to this Form 8-K.

The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report in not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are included with this report:

Exhibit No.	Exhibit Description

99.1	Press Release, dated June 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

By:	/s/ Joerg Ott
Joerg Ott
Chief Executive Officer
(Principal Executive Officer)
Dated: June 9, 2011